U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 26, 2006
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 AND 7.01:	RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On April 26, 2006 the Registrant released its financial results for the third quarter of fiscal year 2006.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on April 27, 2006 is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit 99	Press Release dated April 26, 2006 announcing CACI’s financial results for the third quarter of fiscal year 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Acting Director, Legal Division, and Assistant Secretary